UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss 240.14a-12

                             FIDELITY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if  any part of the fee is  offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:

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          (2)  Form, Schedule or Registration Statement No.:

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          (3)  Filing Party:

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          (4)  Date Filed:

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

[LOGO]  FIDELITY
        Bancorp, Inc.             1009 Perry Highway o Pittsburgh, PA 15237-2105
                                       Telephone 412/367-3300 o Fax 412/364-6504

================================================================================



January 9, 2007


Dear Stockholder:

     You are cordially invited to attend the 2007 Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. The Annual Meeting will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 13, 2007, at 5:00 p.m., eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions you may have.

     Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and decide for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

     Your continued interest in Fidelity Bancorp, Inc. is sincerely appreciated.

                                               Very truly yours,

                                               /s/ William L. Windisch

                                               William L. Windisch
                                               Chairman of the Board

--------------------------------------------------------------------------------

                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 13, 2007

--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. (the "Company") will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 13, 2007, at 5:00 p.m., eastern time, for the following purposes:

     (1)  The election of three directors of the Company; and

     (2) The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Other than procedural matters, the Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on December 21, 2006 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2006 is enclosed.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND IN PERSON. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Annie G. McGrath

                                      ANNIE G. MCGRATH
                                      SECRETARY
Pittsburgh, Pennsylvania
January 9, 2007


--------------------------------------------------------------------------------
THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 13, 2007
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fidelity Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 13, 2007, at 5:00 p.m., eastern time, and at any adjournments or postponements thereof (the "Annual Meeting"). The accompanying Notice of Annual Meeting of Stockholders and proxy card and this
Proxy  Statement  are first being sent to  stockholders  on or about  January 9,
2007.
--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Annual Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted: (a) FOR the election as directors of the nominees named in Proposal I; and (b) in the discretion of the proxy holders, as to any other matters that may properly come before the Annual Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Annie G. McGrath at 1009 Perry Highway, Pittsburgh, Pennsylvania 15237) written notice of such revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and giving the Secretary notice of your intention to vote in person. The mere presence of a stockholder at the Annual Meeting will not in and of itself revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                       VOTING SECURITIES AND VOTE REQUIRED
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting are the Company's Common Stock, $.01 par value (the "Common Stock"). The Board of Directors has fixed the close of business on December 21, 2006 as the record date (the "Record Date") for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 2,980,746 shares of the Common Stock, outstanding. Stockholders are entitled to one vote for each share of Common Stock held on the Record Date.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary for a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter ("Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees, proposed by the Board of Directors, as set forth in Proposal I, or to withhold authority to vote for one or more of the nominees being proposed. Such directors shall be elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

     Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies or ballots marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such beneficial ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A person is deemed to be the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power with respect to such shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information regarding all persons or groups known to the Company to beneficially own more than 5% of the Common Stock. Unless otherwise noted, the persons or groups listed below have sole voting and investment power with respect to the listed shares.

NAME AND ADDRESS                                         AMOUNT AND NATURE OF         PERCENT OF
OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP        COMMON STOCK
-------------------                                      --------------------        ------------
Fidelity Bancorp, Inc.                                         271,210 (1)              9.10%
Employee Stock Ownership Plan
1009 Perry Highway
Pittsburgh, PA  15237

Banc Fund V L.P.                                               163,983 (2)              5.50%
Banc Fund VI L.P.
Banc Fund VII L.P.
208 South LaSalle Street
Chicago, IL  60604

------------------
(1) Pursuant to a Schedule 13G filed by the Company on behal of three non-employee directors who are the trustees of the Company's Employee Stock Ownership Plan ("ESOP"), which has shared voting and dispositive power over 271,210 shares of Common Stock. The Board of Directors has appointed a committee consisting of non-employee Directors Joanne Ross Wilder, Charles
     E. Nettrour, and Robert F. Kastelic to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the record date, 247,683 shares have been allocated under the ESOP to participant accounts.

(2) The information is derived from a Schedule 13G filed January 30, 2006 by Banc Fund V L.P., Banc Fund VI L.P. and Banc Fund VII L.P. (collectively, the "Reporting Persons"), which stated that Banc Fund V L.P. has sole voting power with respect to 83,509 shares, Banc Fund VI L.P. has sole voting power with respect to 72,059 shares and Banc Fund VII L.P. has sole voting power with respect to 8,415 shares. The Schedule

     13G also stated that Charles J. Moore, as investment manager for Banc Fund V L.P., Banc Fund VI L.P. and Banc Fund VII L.P., has voting and dispositive power over the shares held by each of the Reporting Persons.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers to file with the Securities and Exchange Commission reports of their beneficial ownership and changes in their beneficial ownership of equity securities of the Company and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2006 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors currently consists of nine members, each of whom also serves as a director of Fidelity Bank, PaSB (the "Bank"). The Company's Articles of Incorporation require directors to be divided into three classes, as nearly equal in number as possible with one class standing for election at each annual meeting. Directors serve for terms of three years each or until their successors are elected and qualified. Three directors will be elected at the Annual Meeting.

     Robert F. Kastelic, Oliver D. Keefer and Donald J. Huber have been nominated to serve as directors each for a term to expire in 2010. The nominees are all currently members of the Board of Directors and will serve for their respective terms or until their successors have been elected and qualified.

     The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

     The following table sets forth each nominee's and continuing director's name, positions with the Company, age, the year he or she first became a director, the year in which his or her current term will expire and the number of shares and percentage of the Common Stock he or she beneficially owned on the Record Date. The following table also sets forth, for all executive officers and directors as a group and for each executive officer, the number of shares and the percentage of the Common Stock outstanding beneficially owned on the Record Date. The Board of Directors has determined that Directors J. Robert Gales, Christopher S. Green, Donald J. Huber, Robert F. Kastelic, Oliver D. Keefer, Charles E. Nettrour and Joanne Ross Wilder are independent within the meaning of the listing requirements of The Nasdaq Stock Market.

                                                                                      SHARES OF COMMON
                                                YEAR FIRST          CURRENT          STOCK BENEFICIALLY         PERCENT
                                                  ELECTED           TERM TO              OWNED AS OF              OF
NAME AND POSITION                  AGE(1)       DIRECTOR(2)         EXPIRE             RECORD DATE(3)            CLASS
-----------------                  ------       -----------         ------             --------------            -----

                                         BOARD NOMINEES FOR TERM TO EXPIRE IN 2010
Robert F. Kastelic                   72            1990              2007                 35,636 (4)              1.19%
Director
Oliver D. Keefer                     63            1987              2007                 56,698                  1.89%
Director
Donald J. Huber                      48            2005              2007                  3,832                      *
Director
                                              DIRECTORS CONTINUING IN OFFICE
Charles E. Nettrour                  74            1987              2008                119,105 (4)(6)           3.97%
Director
William L. Windisch                  73            1958              2008                 68,426                  2.27%
Director, Chairman of
  the Board
J. Robert Gales                      71            1984              2008                122,121 (8)              4.07%
Director
Richard G. Spencer                   59            2001              2009                 94,312 (5)              3.12%
Director, President and
  Chief Executive Officer
Joanne Ross Wilder                   63            1996              2009                 14,131 (4)                  *
Director
Christopher S. Green                 57            2005              2009                  5,340 (7)                  *
Director
                                         EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael A. Mooney                    52             --                --                  57,277 (9)              1.90%
Executive Vice President
Lisa L. Griffith                     39             --                --                  14,519                      *
Chief Financial Officer
All directors, nominees
and executive officers as
a group (11 persons)                                                                     591,397                 18.25%

------------------------
*    Less than 1% of the Common Stock outstanding.

(1)  As of September 30, 2006.
(2) Includes terms as a director of the Bank prior to the formation of the Company in 1993. All directors of the Company currently serve as directors of the Bank.
(3) Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Includes shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options. The amounts of such shares included above are as follows: J. Robert Gales- 22,066;Christopher S. Green-1,566; Donald J. Huber-832; Robert F. Kastelic-25,107; Oliver D. Keefer-13,702; Charles E. Nettrour-22,066; Richard G. Spencer-38,656 Joanne Ross Wilder-10,765; William L. 30,814; Michael A. Mooney-32,817 and Lisa L. Griffith-9,103. Includes shares allocated to the ESOP accounts of the following persons: William L. Windisch (30,011 shares); Richard G. Spencer (24,614 shares); Michael A. Mooney (13,194 shares); and Lisa L. Griffith (5,207 shares)
(4) Excludes 271,210 shares held under the ESOP for which such individual serves as an ESOP Trustee or as a member of the ESOP Committee. Such individuals disclaim beneficial ownership with respect to shares held in a fiduciary capacity.
(5) Includes 16,456 shares owned jointly with his spouse, 13,986 shares owned by his spouse and 600 shares owned by his children.
(6)  Includes 44,650 shares owned by spouse.
(7)  Includes 1,892 shares owned by his spouse.
(8)  Includes 48,304 shares owned solely by his spouse and 51,751 shares held by
     J. R. Gales & Associates Profit Sharing Plan.
(9)  Includes 9,976 shares owned jointly with his spouse.


BIOGRAPHICAL INFORMATION

     The principal occupation during the past five years of each nominee, director and executive officer of the Company is set forth below.

     NOMINEES FOR DIRECTORS:

     ROBERT F. KASTELIC retired as the President and Chief Executive Officer of X-Mark/CDT, a precision metal manufacturer in Washington, Pennsylvania, in 2002.

     OLIVER D. KEEFER is owner of Ralph E. Lane, P.C., certified public accountants in Zelienople, Pennsylvania.

     DONALD J. HUBER is President of Allegheny Plywood Company, Inc., a building products supplier in Pittsburgh, Pennsylvania; a partner of Allegheny Panel Products, a manufacturer of industrial plywood in Pittsburgh, Pennsylvania; and a partner of APCO Management, a real estate acquisition firm in Pittsburgh, Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

CONTINUING DIRECTORS:

     CHARLES E. NETTROUR retired as the President and Chief Executive Officer of Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm in Pittsburgh, Pennsylvania and also of Retirement Designs Unlimited, Inc., retirement plan specialists in Pittsburgh, Pennsylvania in 2006.

     WILLIAM L. WINDISCH is Chairman of the Board of the Company and the Bank. Mr. Windisch retired as Chief Executive Officer of the Company and Bank on December 31, 2002 after serving with the Bank for 47 years.

     J. ROBERT GALES is President and owner of J.R. Gales & Associates, a civil engineering consulting firm in Pittsburgh, Pennsylvania.

     RICHARD G. SPENCER was appointed Chief Executive Officer of the Company and the Bank on January 1, 2003. Since January 1, 2001, Mr. Spencer had served as President and Chief Operating Officer of the Company and Bank. Prior to January 1, 2001, Mr. Spencer served as Chief Financial Officer and Treasurer of the Company and Bank.

     JOANNE ROSS WILDER is President of Wilder & Mahood, P.C., a legal services firm in Pittsburgh, Pennsylvania.

     CHRISTOPHER S. GREEN is the managing partner of Green & Bridges, LLP, a public accounting firm headquartered in Carnegie, Pennsylvania. He is also a registered securities representative with Royal Alliance Associates, Inc. in Carnegie, Pennsylvania. He currently serves as President of the Carnegie Community Development Corporation.

     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

     MICHAEL A. MOONEY is the Executive Vice President of the Company and Bank and the Chief Lending Officer and Sales Manager of the Bank.

     LISA L. GRIFFITH has been Chief Financial Officer of the Company and Bank since March 2001. Previously, Ms. Griffith was Senior Assistant Vice President/Audit Manager of Parkvale Bank from January 2000 to March 2001 and was Vice President and Controller of the Bank from October 1996 to December 1999. Ms. Griffith is a certified public accountant.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended September 30, 2006, the Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of committees of which he or she was a member during the period of their service. The Company encourages directors to attend annual meetings of stockholders. All directors attended the 2006 Annual Meeting of Stockholders. In addition to other committees, as of September 30, 2006, the Company had a Nominating Committee, a Compensation Committee, and an Audit Committee.

     The full Board of Directors acts as a nominating committee for the selection of management's nominees for director. The Board of Directors believes that it is appropriate for the full Board of Directors to act as a nominating committee since a majority of the Board of Directors consists of persons who are independent as defined in the independence standards of The Nasdaq Stock Market and, by resolution of the Board of Directors, nominees must be recommended by a majority of the independent directors. The Board of Directors will consider candidates recommended by stockholders. For additional information, please refer to the "Director Nomination Process" below. The Board of Directors has not adopted a separate charter for when it acts as a nominating committee. The Board of Directors met once as a Nominating Committee during fiscal year 2006.

     The Compensation Committee is comprised of Directors Gales, Green, Huber, Kastelic, Keefer, Nettrour and Wilder. This standing committee has the responsibility of reviewing the compensation paid by the Company and the Bank. The compensation of the Chief Executive Officer is recommended to the Board by a majority of the independent directors. The Chief Executive Officer is not present when his compensation is discussed. The Committee met once during the 2006 fiscal year.

     The Audit Committee is comprised of the non-employee Directors Gales, Green, Huber, Kastelic, Keefer, Nettrour and Wilder. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of The Nasdaq Stock Market and meets the requirements of The Nasdaq Stock Market for financial sophistication. The Board of Directors has determined that Mr. Keefer is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission. Mr. Keefer is independent within the meaning of the listing requirements of The Nasdaq Stock Market. The Board of Directors have adopted a written audit committee charter which is reviewed on an annual basis. The Audit Committee is a standing committee and reviews the records and affairs of the Company and the Bank to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's and the Bank's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee met five times during the 2006 fiscal year.

DIRECTOR NOMINATION PROCESS

     The Board of Directors considers candidates for director suggested by its members, as well as by management and stockholders. The Board of Directors has not received any stockholder recommendations of director candidates for this annual meeting or otherwise. A stockholder who desires to recommend a prospective nominee for the Board should notify the Company's Secretary or the Chairman of the Board in writing with whatever supporting material the stockholder considers appropriate. The Board also considers whether to nominate any person nominated pursuant to the provisions of the Company's articles of incorporation relating to stockholder nominations, which is described under "Stockholder Nominations" below. The Board of Directors has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

     The Board of Directors has adopted a resolution setting forth the various criteria to consider in selecting individuals for nomination as a director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the Securities and Exchange Commission), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The Board also may consider the extent to which candidates would fill a present need on the Board of Directors.

     Once the Board of Directors has identified a potential nominee, the Board makes an initial determination as to whether to conduct a full evaluation of the candidates. This initial determination is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as the board member's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

DIRECTOR COMPENSATION

     Non-employee directors of the Company receive an annual stipend of $16,000 per year without regard to attendance at meetings. No fees are paid by the Company for attending Board or Committee meetings of the Company, although such meetings are generally held in conjunction with comparable meetings of the Bank for which fees are paid. Directors of the Bank receive $425 for each regular or special Board or committee meeting attended. The Chairman of the Audit Committee receives an additional $200 for each meeting of that committee attended and the chairmen of the other committees receive an additional $100 per meeting attended. Mr. Windisch receives $39,000 annually for his service as Chairman of the Company and Bank and for consulting services. Employee directors receive no director's fees. For the fiscal year ended September 30, 2006, the Company paid a total of approximately $191,193 in directors' fees.

     Under the terms of the 2005 Stock-Based Incentive Plan, options to purchase 3,000 shares of common stock were granted to each director of the Company, except for Mr. Spencer, as of December 31, 2005. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant. These options have a term of seven years and vest over three years beginning one year after the date of grant.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded during each of the last three fiscal years to each person who served as the Company's Chief Executive Officer during the last fiscal year and to each executive officer whose annual salary and bonus exceeded $100,000 during the last fiscal year. No other executive officers of the Company received a salary and bonus during the last fiscal year that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                                                                           LONG TERM
                                                                                         COMPENSATION
                                                        ANNUAL COMPENSATION                 AWARDS
                                        --------------------------------------------     -------------
                                                                         OTHER            SECURITIES            ALL
                               FISCAL                                   ANNUAL            UNDERLYING           OTHER
NAME & PRINCIPAL POSITION       YEAR    SALARY($)(1)    BONUS($)   COMPENSATION($)(2)    OPTIONS (#)(3)    COMPENSATION($)
-------------------------       ----    ---------       --------   ------------------    --------------    ---------------
Richard G. Spencer              2006     $184,050      $27,000            --               3,500             $79,080 (4)
President and Chief             2005      177,692       40,000            --               4,801              65,994
Executive Officer               2004      168,992       36,248            --               4,400              57,955

Michael A. Mooney               2006      141,938       22,248            --               2,500              43,321 (5)
Executive Vice President        2005      137,804       24,300            --               3,300              36,310
and Chief Lending Officer       2004      132,877       23,058            --               3,300              29,124

Lisa L. Griffith                2006       91,074       11,299            --               2,000              15,865 (6)
Senior Vice President and       2005       87,321       12,660            --               2,750              13,285
Chief Executive Officer         2004       83,415       10,962            --               3,025               9,120

------------------------
(1) Includes amounts deferred pursuant to the Company's Thrift Plan which allows employees to defer up to 20% of their compensation, up to the maximum established by law.
(2) The value of perquisites and personal benefits received by any named executive officer did not exceed the lesser of $50,000 or 10% of salary and bonus in any of the last three fiscal years.
(3)  See " -- Stock Awards."
(4) Consists of matching contributions by the Bank of $6,444 pursuant to the Bank's Thrift Plan, the portion of the cash contribution made by the Bank to the ESOP allocated to Mr. Spencer's account of $9,886, accrued benefit of $61,962 under the Salary Continuation Plan and $788 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan.
(5) Consists of matching contributions by the Bank of $3,748 to the Bank's Thrift Plan, the portion of the cash contribution made by the Bank to the ESOP allocated to Mr. Mooney's account of $7,707, accrued benefit of $31,538 under the Salary Continuation Plan and $328 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan.
(6) Consists of matching contributions by the Bank of $2,735 to the Bank's Thrift Plan, the portion of the cash contribution made by the Bank to the ESOP allocated to Ms. Griffith's account of $4,771, accrued benefit of $8,285 under the Salary Continuation Plan and $74 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan.

     EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS. The Bank has employment agreements with Messrs. Spencer and Mooney. The employment agreements each provide for a term of three years. The agreements may be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates an officer without just cause, the officer will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, each officer will be paid in a lump sum an amount equal to 2.99 times his average taxable compensation paid during the five prior calendar years. The Bank has a Change-in-Control agreement with Ms. Griffith that provides for a term of three years. The agreement may be terminated by the Bank at any time with or without "just cause" as defined in the agreement. The agreement contains a provision stating that in the event of involuntary termination of employment in connection with, or within two years after, any change in control of the Bank, Ms. Griffith will be paid an amount equal to two hundred percent of the taxable compensation paid during the most recently completed calendar year, such payment to be made in a lump sum or in 24 periodic payments over the next 24 months. In the event of a change in control of the Company as of September 30, 2006, Messrs. Spencer and Mooney and Ms. Griffith would have been entitled to aggregate lump sum payments of approximately $616,000, $510,000 and $197,000, respectively.

     BENEFIT PLANS. The Group Term Replacement Plan ("GTR") is a plan where the Bank applies for and owns a life insurance policy on the life of the employee. By way of a separate split dollar agreement, the policy interests are divided between the Bank and the employee. The Bank owns the policy cash surrender value, including the accumulated policy earnings, and the policy death benefits over and above the cash surrender value are endorsed over to the employee and his or her beneficiary. For the fiscal year ended September 30, 2006, Messrs. Spencer and Mooney and Ms. Griffith had compensation of $778, $328 and $74, respectively, related to expenses of such death benefits insurance.

     The Salary Continuation Plan ("SCP") is a non-qualified executive benefit plan where the Bank agrees to pay the executive additional benefits in the future, usually at retirement, for a period of 15 years. For the fiscal year ended September 30, 2006, Messrs. Spencer and Mooney and Ms. Griffith had an accrued SCP benefit of approximately $261,000, $161,000 and $21,000, respectively, and such benefits under the SCP were vested for Mr. Spencer and not vested for Mr. Mooney and Ms. Griffith.

     STOCK AWARDS. The following tables set forth information concerning options granted to the named executive officers during the last fiscal year and held by them as of September 30, 2006. The Company has not granted any stock appreciation rights to the named executive officers.


                                                    OPTION GRANTS TABLE

                                             OPTION GRANTS IN LAST FISCAL YEAR
                              ---------------------------------------------------------------
                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF STOCK
                                                                                                   PRICE APPRECIATION FOR
                                   INDIVIDUAL GRANTS                                                  OPTION TERM(1)
---------------------------------------------------------------------------------------------     -----------------------
                              NUMBER OF          % OF TOTAL
                              SECURITIES          OPTIONS
                              UNDERLYING         GRANTED TO       EXERCISE OR
                                OPTION          EMPLOYEES IN       BASE PRICE      EXPIRATION
          NAME                GRANTED (#)       FISCAL YEAR          ($/SH)           DATE         5% ($)         10% ($)
         ------              ------------      -------------        --------         ------       --------       --------
Richard G. Spencer              3,500            18.92% (2)          $18.87         12/31/12      $26,887         $62,658
Michael A. Mooney               2,500            13.51  (2)           18.87         12/31/12       19,205          44,756
Lisa L. Griffith                2,000            10.81  (2)           18.87         12/31/12       15,364          35,805

-------------------------
(1) The amounts represent certain assumed rates of appreciation only over 7-year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. The values in the table are based upon the exercise price of $18.87.
(2) Under the terms of the 2005 Stock-Based Incentive Plan, options to purchase shares of Common Stock were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. The options have a term of seven years and vest over three years beginning one year after the date of grant.

                                                 OPTION EXERCISES AND YEAR END VALUE TABLE

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
                                 ------------------------------------------------------------------------
                                                                     NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTION
                                                                     OPTION AT FY-END (#)            AT FY-END(2)($)
                       SHARES ACQUIRED                             -------------------------    -------------------------
          NAME           ON EXERCISE        VALUE REALIZED ($)(1)  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
         ------         -------------       ------------------     -------------------------    -------------------------
Richard G. Spencer            --                $     --            43,409        3,500          $270,118       $455
Michael A. Mooney          4,868                  65,606            37,903        2,500           252,198        325
Lisa L. Griffith              --                      --             8,437        2,000            12,591        260

-------------
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2) Market value of the underlying securities at fiscal year-end minus the exercise price, multiplied by the number of underlying securities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee (the "Committee") of the Company consists of Directors Gales, Green, Huber, Kastelic, Keefer, Nettrour, and Wilder, with
Director Wilder acting as Chairperson. This committee also serves as the Compensation Committee for the Bank. Members of the Committee are non- employee directors of the Company and Bank. The Committee met once during the fiscal year to review the performance of the Bank's officers and employees, and to recommend compensation programs and salary actions for the Bank and its personnel.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of  Directors  has  assigned to the  Compensation  Committee  the responsibility of formulating the compensation packages of the executive officers and recommending those to the Board of Directors. The Committee met once during the past year. They reviewed the salaries, benefit programs and employment agreements of the executive officers and made pertinent recommendations regarding compensation increases and adjustments to the terms of the employment agreements.

     The Committee has established the following goals for the executive management compensation programs:

     o Motivate the executive officers to diligently pursue the enhancement of stockholder value.
     o Provide opportunities for the executives to ear compensation consistent with competitive norms in the community and industry in which the Company operates.
     o    Reward the executives for achieving strategic performance initiatives.

     The references used by the Committee to aid in formulating their recommendation to the Board of Directors included an analysis of currently published compensation surveys, a comparison of the Company's base salary, bonus and benefit programs with those of selected publicly traded savings banks and thrifts of comparable size operating in Pennsylvania, Ohio, Maryland and New Jersey, and the Company's current operating results. Additionally, the Committee reviewed the performance of and the contribution made by each executive officer during the year.

     In arriving at its recommendations for the President and Chief Executive Officer Richard G. Spencer's compensation for the year ended September 30, 2006, the Committee considered the overall profitability of the Company during the past year in addition to the other criteria mentioned above.

     Following extensive review by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. For additional information regarding the named executive officers' compensation, please refer to "Executive Compensation."

                  Compensation Committee:
                           Joanne Ross Wilder (Chairperson)
                           J. Robert Gales
                           Christopher S. Green
                           Donald J. Huber
                           Robert F. Kastelic
                           Oliver D. Keefer
                           Charles E. Nettrour
--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     The Bank offers loans to its directors, officers and employees. However, all of such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates, collateral and application fees, as those prevailing at the time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm of which Director Nettrour was President, provides insurance coverage for the Bank and its customers. Director Nettrour retired as President in November, 2006.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph compares the cumulative total shareholder return of the Common Stock with that of (a) the total return index for domestic companies listed on The Nasdaq Stock Market and (b) the total return index for banks listed on The Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on September 30, 2001 and the reinvestment of dividends when paid.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS


[Line graph appears here showing 5-year cumulative total return on $100 invested in the Common Stock as compared to cumulative total returns on $100 invested in the Nasdaq Bank Index and Nasdaq U.S. Index, respectively. Line graph starts at September 30, 2001 and plots the cumulative total returns at September 30, 2002, 2003, 2004, 2005 and 2006. Plot points are shown below.]

                             9/30/01($)       9/30/02($)       9/30/03($)      9/30/04($)        9/30/05($)     9/30/06($)
                             ----------       ----------       ----------      ----------        ----------     ----------
Fidelity Bancorp               $100.0           $135.2           $200.8          $208.2           $205.0          $208.5
Nasdaq U.S.                     100.0             78.8            120.0           127.5            145.5           153.4
Nasdaq Bank                     100.0            105.7            123.0           143.6            150.0           164.0


     There can be no assurance that the Common Stock performance will continue with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.
--------------------------------------------------------------------------------
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     Beard Miller Company LLP ("Beard Miller) served as the Company's independent public accountant for the fiscal year ended September 30, 2006. The Board of Directors expects to renew the Company's arrangement with Beard Miller for the fiscal year ended September 30, 2007. The engagement of Beard Miller must first be approved by the Audit Committee. A representative of Beard Miller is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

     Fees paid to the Company's principal accountant for each of the last two fiscal years are set forth below:


FISCAL               AUDIT       AUDIT-RELATED         TAX         ALL OTHER
YEAR                 FEES           FEES               FEES          FEES
----                 ----           ----               ----          ----

2006               $64,049        $   --             $12,396       $   --
2005                58,433         3,417              10,852          500


     Audit Fees include fees billed (or estimated to be billed) by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports On Form 10-Q or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

     Audit-Related Fees include fees billed by the Company's independent auditors for assurance and related services that are reasonably related to the performance of audit or review services but not included in audit fees including assistance with implementation of Section 404 of the Sarbanes-Oxley Act of 2002.

         Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning, including out-of-pocket expenses. This category also includes services related to tax disclosure and filing requirements.

         All Other Fees are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees. Such services consisted of research and consultation on strategic issues.

         The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-x.

AUDIT COMMITTEE REPORT

     REVIEW OF AUDITED FINANCIAL STATEMENTS WITH MANAGEMENT. The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2006 with the management of the Company.

     REVIEW OF FINANCIAL STATEMENTS AND OTHER MATTERS WITH INDEPENDENT ACCOUNTANT. The Audit Committee discussed with Beard Miller Company LLP ("Beard Miller"), the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Beard Miller required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Beard Miller its independence.

     RECOMMENDATION THAT FINANCIAL STATEMENTS BE INCLUDED IN ANNUAL REPORT. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006, for filing with the Securities and Exchange Commission.

         Audit Committee:
                  Oliver P. Keefer, Chairman
                  J. Robert Gales
                  Christopher S. Green
                  Donald J. Huber
                  Robert F. Kastelic
                  Charles E. Nettrour
                  Joanne Ross Wilder

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2008, all stockholder proposals must be submitted to the Secretary at the Company's executive office, 1009 Perry Highway, Pittsburgh, Pennsylvania 15237 on or before September 12, 2007. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2008 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than December 16, 2007.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     Stockholders wishing to communicate with the Board of Directors or a member thereof should address their communications c/o Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237.

     The Company's 2006 Annual Report to Stockholders accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIDELITY BANCORP, INC., 1009 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA 15237.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Annie G. McGrath

                                    ANNIE G. MCGRATH
                                    SECRETARY
Pittsburgh, Pennsylvania
January 9, 2007

[X]  PLEASE MARK VOTES       FIDELITY BANCORP, INC.
     AS IN THIS EXAMPLE                                                                                             With    For
                                                                                                             For    held   Except

               ANNUAL MEETING OF STOCKHOLDERS                    1. The election as directors of the nomi-   [  ]   [  ]    [  ]
                      FEBRUARY 13, 2007                             nees listed below (except as marked to
                                                                    contrary):
     The undersigned hereby appointed the Board of Directors
of Fidelity Bancorp., Inc. (the "Company"), with full powers        ROBERT F. KASTELIC
of substitution, to act as attorneys and proxies for the            OLIVER D. KEEFER
undersigned, to vote all shares of Common Stock of the              DONALD J. HUBER
Company that the undersigned is entitled to vote at the
Annual Meeting of Stockholders,  to be held at the Perrysville
Branch of Fidelity Bank, PaSB, 1009 Perry Highway,  Pittsburgh,  INSTRUCTIONS:  To withhold your vote for any individual nominee,
Pennsylvania on Tuesday, February 13, 2007, at 5:00 p.m.,        mark "FOR EXCEPT" and insert that nominee's name on the lines
eastern time (the "Annual Meeting"), and at any and all          provided below.
adjournments thereof, as follows:
                                                                 ---------------------------------------------------------------

                                                                 ---------------------------------------------------------------

                                                                 PLEASE CHECK BOX IF YOU PLAN TO ATTEND [Graphic Arrow Omitted] [ ]
                                                                 THE MEETING.

                                                                 THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF
                                                                 NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL
                                                                 BE VOTED FOR THE ABOVE NOMINEES.  IF ANY OTHER
                                                                 BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS
                                                                 SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS
                                                                 PROXY IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE
                                                                 BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO
                                                                 BE PRESENTED AT THE ANNUAL MEETING.
                                            ------------------
 Please be sure to sign and date            Date
 this Proxy in the box below.
--------------------------------------------------------------



---Stockholder sign above----Co-holder (if any) sign above----

--------------------------------------------------------------------------------------------------------------------------------
                 [Up Arrow Omitted] Detach above card, sign, date and mail in postage-paid envelope provided. [Up Arrow Omitted]

                                              FIDELITY BANCORP, INC.
                              1009 PERRY HIGHWAY o PITTSBURGH, PENNSYLVANIA  15237
--------------------------------------------------------------------------------------------------------------------------------
                                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournments thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the notice of annual meeting of stockholders, a proxy statement dated January 9, 2007, and an annual report to stockholders.
     Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
                                     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                                              THE ENCLOSED POSTAGE-PAID ENVELOPE.
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH
THE PROXY IN THE ENVELOPE PROVIDED.

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